                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  GAIAM INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                 [GAIAM LOGO]

                                  Gaiam, Inc.
                     360 Interlocken Boulevard, Suite 300
                          Broomfield, Colorado 80021

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, JUNE 7, 2001

To our shareholders:

  The 2001 annual meeting of shareholders of Gaiam, Inc., a Colorado corporation, will be held on Thursday, June 7, 2001, at 9:30 a.m. M.D.T., at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, for the following purposes:

  1. to elect all six directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

  2. to transact such other business as may properly come before the annual meeting, or any adjournment(s) or postponement(s) thereof.

  Gaiam's board of directors has fixed the close of business on Friday, May 4, 2001, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote at the annual meeting will be available, upon written request, for inspection during normal business hours by any shareholder of Gaiam prior to the annual meeting, for a proper purpose, at Gaiam's Broomfield, Colorado office. Only shareholders of record on the May 4, 2001 record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

  A copy of Gaiam's Annual Report to Shareholders for the fiscal year ended December 31, 2000, a proxy statement and a proxy card accompany this notice. These materials are first being sent to shareholders on or about May 7, 2001.

  Shareholders are cordially invited to attend the annual meeting in person. To assure your representation at the annual meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the annual meeting even though you previously submitted a proxy card.

                                          By Order of the Board of Directors,

                                          /s/ Lynn Powers

                                          Lynn Powers, Secretary
                                          Broomfield, Colorado
                                          May 5, 2001

  YOUR VOTE IS IMPORTANT. WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL HELP GAIAM REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 [GAIAM LOGO]

                                  Gaiam, Inc.
                     360 Interlocken Boulevard, Suite 300
                          Broomfield, Colorado 80021

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 7, 2001

  This proxy statement and the accompanying proxy card are being furnished to the shareholders of Gaiam, Inc. in connection with the solicitation of proxies by and on behalf of the board of directors of Gaiam for use at its 2001 annual meeting of shareholders to be held on Thursday, June 7, 2001, starting at 9:30 a.m. M.S.T., at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, and at any adjournment(s) or postponement(s) thereof. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about May 7, 2001.

                           PURPOSE OF ANNUAL MEETING

  At the annual meeting, shareholders will be asked: (i) to elect all six directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and (ii) to transact such other business as may properly be brought before the annual meeting. Our board recommends a vote "FOR" the election of the six nominees for directors of Gaiam listed below.

                           QUORUM AND VOTING RIGHTS

  The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast with respect to Class A and Class B Common Stock is necessary to constitute a quorum at the annual meeting. Only shareholders of record at the close of business on the record date, Friday, May 4, 2001, will be entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 5,960,728 shares of Class A Common Stock, par value $.0001, and 5,400,000 shares of Class B Common Stock, par value $.0001, outstanding and entitled to vote. Holders of Class A Common Stock as of the record date are entitled to one vote for each share held and holders of Class B Common Stock as of the record date are entitled to ten votes for each share held. The holders of the Class A and Class B Common Stock will vote together. If a quorum is present, the affirmative vote of a majority of the votes eligible to be cast on the subject matter shall be the act of the shareholders.

  Mr. Jirka Rysavy, our Chairman and Chief Executive Officer, holds all 5,400,000 outstanding shares of Class B Common Stock and 2,686,200 shares of Class A Common Stock (or approximately 45.1% of the outstanding shares of Class A Common Stock). These shares are sufficient to elect all Gaiam directors, and Mr. Rysavy has indicated that he plans to vote in favor of the directors nominated by the Gaiam Board of Directors.

  Pursuant to a voting agreement between Mr. Rysavy and Gaiam, Mr. Rysavy has agreed to limit the number of shares of Class B Common Stock that he votes to 49% of the combined votes of the Class B Common Stock and Class A Common Stock. His remaining shares of Class B Common Stock are voted in proportion to the votes of the Class A Common Stock. Under the voting agreement, Mr. Rysavy will vote 572,697 shares of Class B Common Stock and the remaining 4,827,303 shares of Class B Common Stock will be voted in proportion to the votes of the Class A Common Stock.

  All shares of Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated in the proxies. Directors will be elected by a plurality of the votes cast. If no instructions are indicated, the shares will be voted "FOR" the election of the six nominees for director of Gaiam listed under "Election of Directors." Abstentions and broker non-votes will have no effect on the result of the vote, although they will count towards the presence of a quorum. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with Gaiam a written revocation of the proxy,
(b) appearing at the annual meeting and voting in person, or (c) submitting to Gaiam a duly executed proxy bearing a later date.

  The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by Gaiam. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of Gaiam may solicit proxies by written communication, telephone or telegraph. These persons are to receive no special compensation for any solicitation activities.

  IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE "FOR" THE ELECTION OF ALL SIX NOMINEES FOR DIRECTOR IDENTIFIED BELOW UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY GAIAM'S BOARD, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS. JIRKA RYSAVY, WHO HOLDS 45.1% OF THE OUTSTANDING SHARES CLASS A COMMON STOCK AND 100% OF THE OUTSTANDING SHARES OF CLASS B COMMON STOCK, HAS INFORMED GAIAM THAT HE INTENDS TO VOTE HIS SHARES IN FAVOR OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT.

                             ELECTION OF DIRECTORS

Nominees for Election as Directors

  Our board currently consists of six members: Jirka Rysavy, Lynn Powers, Barnet M. Feinblum, John Mackey, Barbara Mowry, and Paul H. Ray who are listed below. The board proposes that the six current directors be elected as directors of Gaiam to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable for service. If for any unforeseen reason any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

  The names of the nominees, their ages, the years in which they began serving as directors, and positions are set forth below.

  JIRKA RYSAVY--age 47--Founder, Chairman and Chief Executive Officer of Gaiam. He has been Chairman since Gaiam's inception and became the full-time Chief Executive Officer in December 1998. In 1986, Mr. Rysavy founded Corporate Express, Inc., which, under his leadership, grew to become a Fortune 500 company supplying office and computer products and services. He was its Chairman and Chief Executive Officer until September 1998. Mr. Rysavy also founded and served as Chairman and Chief Executive Officer of Crystal Market, Inc., a health foods market, which was sold in 1987 and became the first Wild Oats Markets store. Mr. Rysavy is also a director of Whole Foods Market.

  LYNN POWERS--age 52--President, Chief Operating Officer and a director of Gaiam since February 1996. From 1992 to 1996, she was Chief Executive Officer of La Scelta, an importer of natural fiber clothing products. Before that, Ms. Powers was Senior Vice President
Marketing/Strategic Development and Vice President Merchandising of Miller's Outpost, a specialty retailer.

  BARNET M. FEINBLUM--age 53--Director since October 1999. Mr. Feinblum is a director and served as the President and Chief Executive Officer of Horizon Organic Dairy from May 1995 until January 2000. From July 1993 through March 1995, Mr. Feinblum was the President of Natural Venture Partners, a private investment company. From August 1976 until August 1993, Mr. Feinblum held various positions at Celestial Seasonings, Inc., including President, Chief Executive Officer, and Chairman of the Board. He is also a director of Seventh Generation, Inc.

  JOHN MACKEY--age 47--Director since September 2000. Mr. Mackey has been the Chairman and Chief Executive Officer of Whole Foods Markets, Inc. the world's largest natural food retailer, since he co-founded the company 20 years ago. Mr. Mackey is also a director of Jamba Juice.

  BARBARA MOWRY--age 53--Director since October 1999. From November 1997 until February 2001, Ms. Mowry was the President and Chief Executive Office of Requisite Technology, a business-to-business e-commerce company specializing in the creation and management of electronic content and catalogs. Prior to joining Requisite Technology, Ms. Mowry was an officer of two Fortune 500 companies, Telecommunications, Inc. (cable television) from 1995 to 1997, and UAL, Inc. (airline) from 1983 to 1990. In 1990, Ms. Mowry founded, and until 1995 served as Chief Executive Officer of The Mowry Company, a relationship marketing firm focusing on the development of customer relations for businesses.

  PAUL H. RAY--age 61--Director since October 1999. Mr. Ray is a senior partner in Integral Partnership, a consulting firm specializing in Cultural Creative topics. From November 1986 until December 2000, he was Executive Vice President of American LIVES, Inc., a market research and opinion-polling firm. Prior to joining American LIVES, Mr. Ray was Chief of Policy Research on Energy Conservation at the Department of Energy, Mines and Resources of the Government of Canada from 1981 to 1983. From 1973 to 1981, Mr. Ray was Associate Professor of Urban Planning at the University of Michigan. He is the author of "The Integral Culture Survey," which first identified the Cultural Creatives subculture.

  Each director serves for a one-year term. Each officer serves at the discretion of our board. There are no family relationships among any of the directors or officers of Gaiam.

               Committees and Meetings of the Board of Directors

  During fiscal 2000, our board held six meetings, including regularly scheduled and special meetings. Each director attended over 75% of the aggregate number of meetings of our board and of the committees of our board on which the directors served during 2000.

  Our board has standing audit and compensation committees. We have adopted written charters for both committees. Our audit committee charter is attached to this proxy statement as Exhibit A.

  Audit Committee. During 2000, the audit committee consisted of Messrs. Feinblum and Ray and Ms. Mowry, and each member of the committee is independent within the meaning of rules of the National Association of Securities Dealers. Barbara Mowry serves as chairperson of the audit committee. The audit committee oversees (a) management's maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices; (b) management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning; and (c) management's establishment and maintenance of processes to assure our compliance with all laws, regulations and company policies relating to financial reporting. The audit committee held one meeting during fiscal 2000.

  Compensation Committee. The compensation committee consisted of Messrs. Feinblum and Ray and Ms. Mowry during 2000. Barnet Feinblum serves as chairperson of the compensation committee. The compensation committee establishes compensation amounts and policies applicable to executive officers and establishes salaries, bonuses and other compensation plans and matters for executive officers of Gaiam and administers Gaiam's stock option plans and employee stock purchase plan. The compensation committee held four meetings during fiscal 2000.

  We do not have a nominating committee, and nominations for directors are made by our board. Our bylaws set forth certain procedures that are required to be followed by shareholders in nominating persons for election to our board. Generally, written notice of a proposed nomination must be received by the Secretary of the Corporation not later than the 45th day nor earlier than the 70th day prior to the anniversary of the mailing of the preceding year's proxy materials.

Director Compensation

  Directors who are not employees of Gaiam or its affiliates are paid a fee of $3,000 for each meeting of our board that they attend, and a fee of $1,000 for each telephonic meeting attended. In addition, non-employee directors are paid a fee of $500 for attendance at each committee meeting and non-employee chairpersons of each standing committee are to receive an annual fee of $1,000. All directors have elected to receive their compensation in Gaiam common stock.

                          EXECUTIVE OFFICERS OF GAIAM

  Set forth below is certain information regarding Gaiam's executive officers. Biographical information with respect to Mr. Rysavy and Ms. Powers is set forth above under "Election of Directors."

Name             Age Position
----             --- --------
Jirka Rysavy....  47 Founder, Chairman of the Board and Chief Executive Officer
Lynn Powers.....  52 President, Chief Operating Officer and Director
Pavel Bouska....  47 Executive Vice President and Chief Information Officer

  PAVEL BOUSKA--Executive Vice President and Chief Information Officer since March 1999. He served as a director of Gaiam from 1991 until August 1999. Prior to joining Gaiam, from June 1988 to March 1999, Mr. Bouska was an officer and one of the founding members of Corporate Express, serving in various positions, including Chief Information Officer and Vice President Information Systems, responsible for system development, information technology, operations, systems conversions and business consolidations. Prior to joining Corporate Express, he was project leader for Software Design & Management, a German software company subsequently acquired by Ernst & Young.

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth, as of the May 4, 2001 record date, certain information with respect to the beneficial ownership of Common Stock for (i) each person (or group of affiliated persons) who, insofar as Gaiam has been able to ascertain, beneficially owned more than 5% of the outstanding shares of Class A or Class B Common Stock of Gaiam, (ii) each director and nominee for director, (iii) each named executive officer, and (iv) all current directors and executive officers as a group. Gaiam has relied on information received from each of the shareholders as to beneficial ownership, including information contained on Schedules 13G and Forms 3, 4 and 5.

                                                                            Amount and
                                                                              Nature
                                                                           of Beneficial
Class of Common Stock    Name and Address of Beneficial Owner              Ownership(1)      Percent of Class
---------------------    ------------------------------------              -------------     ----------------
Class A................. Jirka Rysavy                                        8,146,200(2)(3)      71.43%
                         Lynn Powers                                           139,000(3)          1.32%
                         Pavel Bouska                                          117,920(3)(4)       1.97%
                         John Mackey                                            85,300             1.44%
                         Barnet Feinblum                                        13,304(3)(5)       0.22%
                         Barbara Mowry                                           7,304(3)          0.12%
                         Paul Ray                                                7,168(3)          0.12%
                         All directors and officers as a group (7 persons)   8,516,196            77.62%
Class B................. Jirka Rysavy                                        5,400,000            100.0%
                         All directors and officers as a group (7 persons)   5,400,000            100.0%

--------
(1) All beneficial ownership is direct.
(2) Includes 5,400,000 shares of Class A Common Stock obtainable upon conversion of Class B Common Stock.
(3) Includes the following shares issuable upon the exercise of stock options which can be exercised within sixty days of May 4, 2001: Mr. Rysavy, 60,000; Ms. Powers, 48,000; Mr. Bouska, 24,000; Mr. Feinblum, 5,000; Ms.
    Mowry, 5,000; and Mr. Ray, 5,000.
(4) Includes 1,100 shares of Class A Common Stock held by Mr. Bouska's wife and 2,720 shares issuable upon the exercise of her stock options which can be exercised within sixty days of May 4, 2001.
(5) Includes 1,000 shares of Class A Common Stock held by Mr. Feinblum's wife, as to which Mr. Feinblum disclaims beneficial ownership.

                          SUMMARY COMPENSATION TABLE

  The following table sets forth individual compensation (cash and non-cash, plan and non-plan) paid to the Chief Executive Officer and to certain other officers (other than the Chief Executive Officer) of Gaiam (the "named officers") for all services rendered in all capacities to Gaiam and its subsidiaries for 2000 and 1999:

                                                                    Long Term
                                                                   Compensation
                                            Annual Compensation       Awards
                                         ------------------------- ------------
                                                                    Securities
                                                                    Underlying
Name and Principal Position              Year Salary ($) Bonus ($) Options (#)
---------------------------              ---- ---------- --------- ------------
Jirka Rysavy............................ 2000  140,385        --         --
 Chairman and Chief                      1999  125,000        --     200,000
 Executive Officer

Lynn Powers............................. 2000  140,385    100,000     90,000
 President and Chief                     1999  125,000        --     160,000
 Operating Officer

Pavel Bouska............................ 2000  134,231     20,000        --
 Executive Vice President                1999  100,632        --      80,000
 and Chief Information Officer

Mark Lipien............................. 2000   91,539     20,000        --
 Vice President--Operations              1999   75,801        --      22,000


Linda West.............................. 2000   96,154     15,000        --
 Vice President--Merchandising           1999   88,077        --      20,000

Stock Option Grants

  The following table provides information with respect to the individual stock option grants to the named officers under the 1999 Long-Term Incentive Plan during 2000. Options under the plan vest at 2% per month during the 11th through 60th month after the grant.

                       OPTION GRANTS IN LAST FISCAL YEAR

                           Percent                                 Potential
                          of Total                                Realizable
               Number of   Options                             Value at Assumed
               Securities  Granted                              Rates of Stock
               Underlying    to     Exercise                   Appreciation for
                Options   Employees  or Base                    Option Term(1)
                Granted   in Fiscal   Price                    -----------------
Name              (#)       Year    ($/Share) Expiration Date  5% ($)   10% ($)
----           ---------- --------- --------- ---------------- ------- ---------
Lynn Powers..    90,000     30.8%    $15.25   December 6, 2007 558,745 1,302,114

--------
(1) The 5% and 10% assumed annual rates of compound stock price appreciation over the term of the options are computed in accordance with the rules and regulations of the Securities and Exchange Commission and do not represent Gaiam's estimate of stock price appreciation or a projection by Gaiam of future stock prices.

Stock Option Exercises and Holdings

  The following table provides information, with respect to the named officers, concerning the value of unexercised stock options exercisable for Gaiam Class A Common Stock held as of December 31, 2000. In 2000, no named officer exercised any stock options.

                        DECEMBER 31, 2000 OPTION VALUES

                                 Number of Shares
                                    Underlying           Value of Unexercised
                              Unexercised Options at     In-the-Money Options
                               December 31, 2000 (#)   at December 31, 2000 (1)
                             ------------------------- -------------------------
   Name                      Exercisable Unexercisable Exercisable Unexercisable
   ----                      ----------- ------------- ----------- -------------
   Jirka Rysavy.............   32,000       168,000      354,000     1,858,500
   Lynn Powers..............   25,600       224,400      283,200     1,503,675
   Pavel Bouska.............   12,800        67,200      141,600       743,400
   Mark Lipien..............    2,320        19,680       25,415       211,710
   Linda West...............    2,000        18,000       21,875       193,125

--------
(1) The aggregate amount is based on the difference between the exercise price of the individual stock options and the closing price of $15 7/16 as reported on the NASDAQ exchange on December 31, 2000.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

  Gaiam does not have any employment agreements with any of its executive officers and does not typically enter into written employment agreements with any employees. However, Gaiam's directors, officers and managers are required to sign a confidentiality agreement and, upon receiving a stock option grant, a two-year non-compete agreement commencing with the date they leave Gaiam.

                          INDEPENDENT AUDITOR MATTERS

  Independent Auditors. Ernst & Young LLP served as our independent auditor for the year ended December 31, 2000. Representatives of Ernst & Young LLP are not expected to attend the annual meeting.

  Audit Committee Report. Gaiam's management is responsible for preparing Gaiam's consolidated financial statements in accordance with generally accepted accounting principles in the United States. Gaiam's independent auditor is responsible for auditing our consolidated financial statements in accordance with generally accepted auditing standards in the United States. In June 2000, the audit committee reviewed and discussed Gaiam's audited consolidated financial statements for fiscal year 1999 with the company's management and independent auditor, discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), received written disclosures from the independent auditor required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and discussed with the independent auditor its independence. The audit committee also considered whether the independent auditor's provision of non-audit services to Gaiam and its subsidiaries is compatible with the auditor's independence. Additionally, the audit committee discussed with Gaiam's management and the independent auditor other matters as the committee deemed appropriate. In June 2001, the audit committee plans to discuss these matters with Gaiam's independent auditors with respect to the audited consolidated financial statements for fiscal year 2000. Based on the audit committee's review of Gaiam's audited consolidated financial statements and the audit committee's discussions with Gaiam's management, the audit committee recommended to the board that Gaiam's audited consolidated financial statements for 2000 be included in Gaiam's Annual Report on Form 10-K for 2000, which has been filed with the Securities and Exchange Commission.

                                          Audit Committee

                                          Barnet Feinblum
                                          Barbara Mowry
                                          Paul Ray

  Audit and Other Fees. The aggregate fees Ernst & Young LLP has billed or is expected to bill us for services rendered for 2000 for audit fees is $158,838 and for all other fees is $80,708. No fees were billed or expected to be billed for services performed in 2000 for financial information systems design and implementation.

  The amount for audit fees includes (a) fees for the audit of our consolidated financial statements for the year ended December 31, 2000, (b) reviews of the unaudited quarterly consolidated financial statements appearing in our Form 10-Q for each of the first three quarters of 2000, and (c) the estimated out-of-pocket costs Ernst & Young LLP incurred in those audits and reviews (for which we reimburse Ernst & Young LLP).

  This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The compensation committee of the Board of Directors consists of Messrs. Feinblum and Ray and Ms. Mowry, each of whom qualifies as a non-employee director under Rule 16b-3 under the Exchange Act. The compensation committee sets compensation policies applicable to executive officers, has the authority to approve salaries and bonuses and other compensation matters for these executive officers and administers Gaiam's stock option plan.

Executive Compensation Philosophy

  Gaiam's executive compensation policy is designed with the goals of ensuring that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining highly qualified executive officers, and providing total compensation that is competitive with companies in comparable industries or other companies of comparable size, growth and performance. Gaiam's policies emphasize compensation through long-term equity participation.

Executive Compensation Components

  The key components of Gaiam's compensation program are base salary, eligibility for annual incentive bonus awards and equity participation in the form of stock options. Executive officers are also entitled to customary benefits generally available to all employees of Gaiam, including group medical, dental and life and disability insurance and 401(k) and employee stock purchase plans.

Chief Executive Officer Compensation

  During 2000, Mr. Rysavy's annual salary increased from $125,000 to $150,000, which the Board of Directors believed to be a modest salary level given the importance of Mr. Rysavy to the future of Gaiam.

                                          Compensation Committee

                                          Barnet Feinblum
                                          Barbara Mowry
                                          Paul Ray

  This report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

                            STOCK PERFORMANCE GRAPH

  The following graph compares the percentage change in cumulative total shareholder return on the Common Stock since October 28, 1999, the date of Gaiam's initial public offering, with the cumulative total return on the NASDAQ Composite Index and in a Peer Group index. The comparison assumes $100 was invested on October 29, 1999 in Common Stock at the initial public offering price and in each of the indices and assumes reinvestment of dividends, if any, since that date. Gaiam has not paid cash dividends on the Common Stock. Historic stock price is not indicative of future stock price performance.

Comparative Stock Performance

  As required by applicable rules of the Securities and Exchange Commission, set forth below is a performance graph prepared based upon the following assumptions:

  1. $100 was invested on October 29, 1999 in the initial public offering, in the Company's Common Stock and a peer group of other lifestyle companies, selected in good faith, comprised of Harley-Davidson, Inc.; Martha Stewart Living Omnimedia, Inc.; and Starbucks Corporation.

  2. Reinvestment of dividends, if any.


                       [PERFORMANCE GRAPH APPEARS HERE]

                                                      Cumulative Total Return
                                                     --------------------------
                                                     10/29/99 12/31/99 12/31/00
                                                     -------- -------- --------
      Gaiam,Inc..................................... $ 100.00 $ 317.50 $ 308.76
      Peer Group.................................... $ 100.00 $ 136.83 $  82.26
      Nasdaq Stock Market (U.S.).................... $ 100.00 $ 100.08 $ 141.18

  This Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act and are not to be deemed to be soliciting material.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In 1999, Gaiam engaged the services of ccplanet.com, Inc. (a related party under common ownership with Mr. Rysavy) to develop and implement a new website design utilizing the latest technology for its direct to consumer operations. Gaiam paid ccplanet a total of $4.5 million for work performed on said project during 1999 and 2000, and the new Gaiam.com website was placed into service in March 2000. Gaiam has made its customer database and certain visual media available to ccplanet in exchange for fees totaling $600,000 during 1999, and $1.4 million in 2000.

  In 2000, Mr. Rysavy advanced funds to purchase a 70% interest in an organic clothing manufacturer. These advances, plus applicable interest, were repaid in December 2000. Additionally, Gaiam purchased approximately $300,000 in inventory from Earthlings, Inc. (a related party under common ownership with Mr. Rysavy) at Earthlings' cost. On January 5, 2001, Gaiam purchased Earthlings for $47,509.

  On December 29, 2000, Self Care Holdings, Inc., a corporation owned by Mr. Rysavy, purchased certain inventory and other assets of Medical SelfCare, Inc. in an auction conducted in connection with an assignment for the benefit of creditors of Medical SelfCare. The inventory and assets related to Medical SelfCare's Self Care catalog and selfcare.com website. On February 1, 2001, Gaiam acquired substantially all of this inventory and assets from Self Care Holdings by acquiring Self Care Inc., a wholly-owned subsidiary of Self Care Holdings, for $3.9 million, an amount equal to Self Care Holdings' purchase price for the purchased inventory and assets plus related transaction costs.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires Gaiam's directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of Gaiam's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Class A Common Stock and other equity securities of Gaiam. Directors, officers and 10% holders are required by Securities and Exchange Commission regulations to furnish Gaiam with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to Gaiam and the representations made by the reporting persons to Gaiam, Gaiam believes that during 2000 its directors, officers and 10% holders complied with all filing requirements under Section 16(a) of the Exchange Act, except that Mr. Bouska inadvertently omitted information with respect to shares and options held by his wife, and Mr. Feinblum and Ms. Mowry each inadvertently omitted information with respect to their receipt of shares in lieu of compensation in December 2000.

                             SHAREHOLDER PROPOSALS

  Shareholders may submit proposals on matters appropriate for shareholder action at Gaiam's annual meetings consistent with regulations adopted by the Securities and Exchange Commission. For shareholder proposals to be considered for inclusion in Gaiam's proxy statement and form of proxy relating to the 2002 annual meeting of shareholders, they must be received by Gaiam not later than January 5, 2002, unless the date of the 2002 meeting of shareholders is changed by more than 30 days from June 7, 2002.

  In addition, under the terms of Gaiam's Bylaws, unless the date of the 2002 meeting of shareholders is changed by more than 30 days from June 7, 2002, shareholders who intend to present an item of business or nomination at the 2002 annual meeting of shareholders (other than a proposal submitted for inclusion in Gaiam's proxy material(s)) must provide notice in writing of such business or nomination to Gaiam no earlier than February 25, 2002 and no later than March 21, 2002.

  Such written notice must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules, as set forth more fully in our Bylaws. All proposals or other notices should be addressed to Gaiam at 360 Interlocken Boulevard, Suite 300, Broomfield, Colorado 80021,
Attention: Secretary.

                                 OTHER MATTERS

  Management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the annual meeting, other than business pertaining to matters required to be set forth in the Notice of annual meeting and proxy statement. However, if other matters requiring the vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

                            YOUR VOTE IS IMPORTANT

  WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID GAIAM IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                      EXHIBIT A

                                  GAIAM, INC.

                            AUDIT COMMITTEE CHARTER

  RESOLVED, that the purpose of the Audit Committee of the Board of Directors of Gaiam, Inc. (the "Committee") shall be to oversee:

    A. Management's maintenance of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of Gaiam;

    B. Management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning within Gaiam; and

    C. Management's establishment and maintenance of processes to assure compliance by Gaiam with all laws, regulations and Gaiam policies relating to financial reporting.

  RESOLVED, that to achieve its purposes, the Committee shall have the following specific powers and duties:

   1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee or at the request of Gaiam's internal audit staff, attorneys or independent accountants;

   2. Creating annual plans and objectives for the Committee;

   3. Reviewing the performance of Gaiam's independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

   4. Conferring with Gaiam's independent accountants concerning the scope of their examinations of the books and records of Gaiam and its subsidiaries;

   5. Reviewing and approving the independent accountants' annual engagement letter; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

   6. Reviewing with Gaiam's management and independent accountants any significant financial risks and exposures, audit activities and significant audit findings;

   7. Reviewing the scope and cost of audit and non-audit services performed by the independent accountants;

   8. Reviewing Gaiam's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

   9. Reviewing the adequacy of Gaiam's system of internal controls;

  10. Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of Gaiam and its subsidiaries and reviewing the correction of controls deemed to be deficient;

  11. Providing an independent, direct communication between the Board of Directors and independent accountants;

  12. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment expenses;

  13. Reviewing the programs and policies of Gaiam designed to ensure compliance with applicable laws and regulations relating to financial reporting and monitoring the results of these compliance efforts;

  14. Reviewing the procedures established by Gaiam that monitor the compliance by Gaiam with its loan and indenture covenants and restrictions;

  15. Reporting through its Chairman to the Board of Directors following the meetings of the Committee;

  16. Maintaining minutes or other records of meetings and activities of the Committee;

  17. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities, as appropriate;

  18. Conducting or authorizing investigations into any matters within the Committee's purpose and powers. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

  19. Considering such other matters in relation to the financial affairs of Gaiam, its books and records, and its internal and external audits as the Committee may, in its discretion, determine to be advisable.

                                  GAIAM, INC.
                    Proxy for Annual Meeting of Shareholders
                                  June 7, 2001

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAIAM, INC.

  The undersigned hereby appoints Jirka Rysavy, Lynn Powers and Pavel Bouska as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Class A Common Stock of Gaiam, Inc. held of record by the undersigned on May 4, 2001, at the annual meeting of shareholders of Gaiam, Inc. and any adjournment or postponement thereof, as follows:

1.   ELECTION OF DIRECTORS
  [_]FOR all nominees listed below, except as marked to the contrary below
  [_]WITHHOLD AUTHORITY to vote for nominees as instructed below
    Jirka Rysavy
    Lynn Powers
    Barnet M. Feinblum
    John Mackey
    Barbara Mowry
    Paul H. Ray

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                     LINE THROUGH THE NOMINEE'S NAME ABOVE.

  In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS INDICATED.

  The undersigned has received Notice of Meeting, the proxy statement relating to the annual meeting of shareholders to be held June 7, 2001, and Gaiam's Annual Report for its fiscal year ended December 31, 2000, and hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.
                        PLEASE SIGN AND RETURN PROMPTLY.

                                     ______________________________
                                     Signature

                                     ______________________________
                                     Signature, if held jointly

                                     Dated: _________________, 2001
                                     (Please sign this proxy)
                                     (Please sign exactly as your
                                     name or names appear to the
                                     left. When shares are held
                                     by joint tenants, both
                                     should sign. When signing as
                                     executor, administrator,
                                     attorney, trustee or
                                     guardian, please give full
                                     title as such, and where
                                     more than one executor,
                                     etc., is named, a majority
                                     must sign. If a corporation,
                                     please sign full corporate
                                     name by president or other
                                     authorized officer. If a
                                     partnership, please sign
                                     full partnership name by an
                                     authorized person).